UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2015

BANKRATE, INC.

(Exact name of registrant specified in its charter)

Delaware	001-35206	65-0423422
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

477 Madison Avenue, Suite 430

New York, New York 10022

(Address of principal executive offices, zip code)

(917)  368-8600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01Completion of Acquisition or Disposition of Assets.

On December 29, 2015,  Bankrate, Inc., a Delaware corporation (the “Company”), closed the previously announced sale to All Web Leads, Inc., a Delaware corporation (“AWL”), of (i) all the issued and outstanding capital stock of NetQuote Holdings, Inc. (“NetQuote”), and (ii) all of the issued and outstanding limited liability company interests in IQ Holdings, LLC  (“IQ Holdings” and together with NetQuote, the “Target Companies”). The transaction was consummated pursuant to an Equity Purchase Agreement, dated November 5, 2015, by and between the Company and AWL (the “Purchase Agreement”), and resulted in the Company’s disposition of its insurance business, known as insuranceQuotes.

Upon the closing of the transaction, AWL paid the Company $140 million in cash, as adjusted by closing cash amounts. AWL will pay the Company a deferred amount of $25 million on December 29, 2017, as adjusted by closing net working capital (the “Deferred Payment Amount”). If AWL is unable to pay the Deferred Payment Amount in full on or before such date as a result of restrictions under its credit agreement, AWL will issue to the Company a subordinated promissory note in a principal amount equal to the unpaid portion of the Deferred Payment Amount, plus interest.

The foregoing summary of the Purchase Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Purchase Agreement, which is referenced hereto as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated by reference.

Item 8.01Other Events

On December 29, 2015, the Company issued a press release announcing the closing of the sale of the Target Companies, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01Financial Statements and Exhibits

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial statements of the Company as of and for the nine months ended September 30, 2015 and for the years ended December 31, 2014, 2013 and 2012, and the notes related thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit 2.1*

Equity Purchase Agreement,  dated as of November 5, 2015, by and between Bankrate, Inc. and All Web Leads, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2015)

Exhibit 99.1	Press Release dated December 29, 2015
Exhibit 99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Bankrate, Inc. as of and for the nine months ended September 30, 2015 and for the years ended December 31, 2014, 2013 and 2012
*

Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKRATE, INC.

Dated: January 5, 2016	By:	/s/ Steven D. Barnhart
		Name:	Steven D. Barnhart
		Title:	SVP, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1*

Equity Purchase Agreement, dated as of November 5, 2015, by and between Bankrate, Inc. and All Web Leads, Inc. (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 12, 2015)

Exhibit 99.1	Press Release dated December 29, 2015
Exhibit 99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements of Bankrate, Inc. as of and for the nine months ended September 30, 2015 and for the years ended December 31, 2014, 2013 and 2012
*

Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.